Equity Investments	12 Months Ended
Dec. 31, 2014
Equity Investments [Abstract]
Equity Investments

9. Equity Investments

In March 2014, IDG-Accel China Growth Fund III L.P. and IDG-Accel China III Investors L.P. (“IDG-Accel Funds”) acquired US$3.0 million convertible preferred shares of Phoenix FM Limited (“FM”), previously a subsidiary of the Company, to accelerate development of the ifeng application business. Despite holding 100% of FM’s ordinary shares, the Company accounts for its investment in FM as an equity investment since the Company does not control FM due to substantive participating rights that have been provided to the IDG-Accel Funds. On the date the Company lost control of FM, the Company recognized a gain of RMB18.0 million (US$2.9 million) in the consolidated statements of comprehensive income primarily arising from the difference between the fair value of its 100% equity interest of ordinary shares and the carrying amount of net assets in FM. The fair value of the ordinary shares was estimated by management after considering an independent appraisal performed by a reputable appraisal firm.

In April 2014, the Group established a wholly owned subsidiary, Shenzhenshi Fenghuang Jingcai Network Technology Co., Ltd (“Fenghuang Jingcai”), for the development of online lottery ticket distribution business. Shikong Chuangyi (Beijing) Technology Culture Development Co. Ltd and an individual investor agreed to inject capital of RMB8.2 million to acquire Fenghuang Jingcai’s 54.94% equity interest. As the Group lost control of Fenghuang Jingcai after the capital injections, RMB5.5 million (US$0.9 million) gain on disposition of subsidiaries and acquisition of equity investments was recognized in the consolidated statements of comprehensive income primarily arising from the difference between the fair value of its retained 45.06% equity interest and the carrying amount of Fenghuang Jingcai’s net assets. The fair value of the retained investment was estimated by management after considering an independent appraisal performed by a reputable appraisal firm. As of December 31, 2014, the Group’s owns 45.06% of equity interest of Fenghuang Jingcai, represented by RMB4.51 million (US$0.7 million) paid-in capital.

In December 2014, the Company acquired ordinary shares of Particle, representing 9.08% equity interest of Particle, on an as-if converted basis with a cash consideration of US$5.0 million (RMB31.2 million) and a number of the Company’s Class A ordinary shares with fair value of US$2.8 million (RMB17.3 million). Such investment is accounted for under the equity method. Including the series B convertible redeemable preferred shares of Particle recorded in available-for-sale investment (Note 8), the Company owns approximately 18.42% of equity interest of Particle on an as-if converted basis as of December 31, 2014. The excess of purchase price over the proportionate share of the net assets was attributed to intangible assets, goodwill and deferred tax liabilities, in which US$0.6 million (RMB3.5 million) was allocated to amortizable intangible assets, US$6.4 million (RMB39.5million) was allocated to goodwill and US$0.1 million (RMB0.9 million) was allocated to deferred tax liabilities.

After the deconsolidation of Beijing Fenghuang Tianbo Network Technology Co., Ltd. (“Tianbo”) in December 2014 (Note 17), the Group holds 50% of the equity interest of Tianbo which was in the amount of RMB14.3 million (US$2.3 million) as of December 31, 2014.